EXHIBIT 10.32
Executive
AMENDMENT NO. 1 TO
INCENTIVE AGREEMENT
     This Amendment No. 1 (this “Amendment”), dated as of May ___, 2007, to the Incentive Agreement (“Agreement”), dated as of [November ___], 2005, between [INSERT EMPLOYEE NAME] (“Employee”) and ADVANCED BIOTHERAPEUTICS, INC. (individually, “Employer,” and, collectively with its affiliates, Athersys, Inc. (“Athersys”) and ReGenesys, LLC, the “Company”).
     WHEREAS, the Employee is employed by Advanced Biotherapeutics, Inc., a wholly-owned subsidiary of Athersys; and
     WHEREAS, Athersys has previously consummated a Financing Transaction — Level One, and pursuant to the terms of the Agreement, the Employee has received a Financing Bonus — Level One; and
     WHEREAS, the Company and the Employee wish to amend the Agreement in connection with the planned merger (the “Merger”) of Athersys with a wholly owned subsidiary of a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that has a class of equity securities registered under Section 12 of the Exchange Act (“PubCo”); and
     WHEREAS, concurrent with and as a condition to the closing of the Merger, PubCo intends to conduct a private placement transaction pursuant to Regulation D promulgated under the Securities Act of 1933, as amended, whereby PubCo will receive gross proceeds of at least $40 million as consideration for the issuance of its equity securities (the “Offering”).
     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:
     1. Notwithstanding anything to the contrary in the Agreement, the consummation of the Offering shall be deemed a “Financing Transaction — Level Two” and the Employee shall be entitled to receive a Financing Bonus — Level Two that shall be payable as of the closing date of the Offering.
     2. Notwithstanding anything to the contrary in the Agreement, the consummation of the Merger shall not be deemed a “M&A Transaction” and the Employee shall not be entitled to a M&A Bonus in connection with the consummation of the Merger.
     3. This Amendment and the Agreement shall bind and inure to the benefit of and be enforceable by Employee, the Company and their respective heirs, executors, personal representatives, successors and assigns, except that neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other

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party. Notwithstanding anything to the contrary in the foregoing, Employee hereby consents to the assignment by the Company of all of its rights and obligations hereunder to any successor to the Company by merger or consolidation or purchase of all or substantially all of the Company’s assets, including, without limitation, any deemed assignment that occurs as a result of the consummation of the Merger.
     4. This Amendment may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together shall constitute one and the same Amendment. It is understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
     5. This Amendment shall be construed and interpreted in accordance with the laws of the State of Ohio.
     6. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Agreement.

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     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the day and year first written above.

[Employee Name]			Advanced Biotherapeutics, Inc.
By:
				Name:	Gil Van Bokkelen
				Title:	Chief Executive Officer

Date			Date

Acknowledged By: Athersys, Inc.			ReGenesys, LLC

By:			By:
	Name:	John Harrington		Name:	William (BJ) Lehmann
	Title:	Executive Vice President & CSO		Title:	Vice President, Secretary & Treasurer

Date			Date

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